Exhibit 99.1

November 25, 2009

AsiaInfo Holdings, Inc.

4th Floor, Zhongdian Information Tower

6 Zhongguancun South Street

Haidian District

Beijing 100086

China

Dear Sirs

RESIGNATION AS DIRECTOR

I, ZHOU Qingtong, hereby tender my resignation as the director of your Company with effect from the date hereof.

Yours faithfully,

/s/ ZHOU Qingtong
ZHOU Qingtong